UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2026

LATAMED AI CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52543	26-3670551
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Av. Rómulo Gallegos con Av. Las Palmas

Edif. Torre Gerencial Los Andes

Caracas 1071, Venezuela

(Address of principal executive offices, including zip code.)

+1 787 476 2350

(Telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

ITEM 5.03 — AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS.

On May 6, 2026, the Board of Directors of LataMed AI Corp. (formerly Catalyst Crew Technologies Corp.) (the “Company”) approved the designation of a new series of preferred stock designated as the “Series C Voting Preferred Stock” and filed a Certificate of Designation with the Nevada Secretary of State establishing the rights, preferences, and limitations of such series.

The principal terms of the Series C Voting Preferred Stock include, among other things:

•	Authorized Shares: 5,000,000
•	Voting Rights: Each share is entitled to twenty (20) votes per share and votes together with the Company’s common stock as a single class on all matters submitted to stockholders
•	Conversion: Non-convertible
•	Dividend Rights: Dividends, if any, when and as declared by the Board of Directors, subject to the prior rights of any senior securities
•	Liquidation Preference: Senior to Common Stock; pari passu with any other series of Preferred Stock, unless expressly designated otherwise
•	Redemption: Non-redeemable
•

Adjustment: In the event the Company declares a stock dividend on Common Stock, effects a stock split, or recapitalizes the outstanding Common Stock, the Company shall simultaneously effect a proportional adjustment to the number of outstanding shares of Series C Preferred Stock

•

Protective Provisions: So long as any shares of Series C Preferred Stock are issued and outstanding, the Company shall not, without the approval of holders of a majority of the outstanding shares of Series C Preferred Stock: (a) create or issue any class or series of capital stock ranking senior to the Series C Preferred Stock; (b) amend or modify the terms of the Series C Preferred Stock in a manner that adversely affects the rights of such shares; (c) liquidate, dissolve, or wind up the business and affairs of the Company; or (d) take any action requiring class approval under applicable law

•

Assumption: Upon any consolidation, merger, reorganization, or similar transaction involving the Company, the surviving or successor entity shall assume all obligations, rights, and powers of the Company under the Certificate of Designation

The foregoing description of the Certificate of Designation does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Designation, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Designation of Series C Voting Preferred Stock
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LATAMED AI CORP.

Dated: May 7, 2026	By:	/s/ Kevin Rodan Levy
Kevin Rodan Levy
Chief Executive Officer

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